UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2021

_______________________

New Providence Acquisition Corp.

(Exact name of registrant as specified in its charter)

_______________________

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Research Blvd, Ste 160C PMB 1081, Austin, TX 78759	78759
(Address of principal executive offices)	(Zip Code)

(561) 231-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock included as part of the units	NPA	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Capital Market
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	NPAUU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 1, 2021, New Providence Acquisition Corp. (“NPA”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 17,888,206 shares of common stock of NPA (consisting of 12,138,206 shares of Class A common stock and 5,750,000 shares of Class B common stock) were present in person or by proxy, representing 62.22% of the voting power of NPA’s common stock as of the date of the Special Meeting, and constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on March 1, 2021, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 25,750,000 shares of NPA’s common stock were outstanding and entitled to vote at the Special Meeting. An aggregate of 8,460 shares of NPA’s common stock, less than $100,000 in aggregate value, were presented for redemption in connection with the Special Meeting. The proposals listed below are described in more detail in the definitive proxy statement of NPA, which was filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021 (the “Proxy Statement”). A summary of the voting results at the Special Meeting is set forth below:

The stockholders of NPA voted on the following 14 proposals: (1) to approve and adopt the equity purchase agreement, dated as of December 15, 2020, by and among NPA, AST & Science LLC, a Delaware limited liability company (“AST”), the existing equityholders of AST, New Providence Acquisition Management LLC, a Delaware limited liability company, and Abel Avellan in his capacity as Existing Equityholder Representative (the “Equity Purchase Agreement”) and approve the other transactions contemplated by the Equity Purchase Agreement (the “Business Combination Proposal”), (2) to approve the issuance by SpaceMobile of Class A common stock, Class B common stock and Class C common stock (the “Nasdaq Proposal”), (3) to approve and adopt the amended and restated certificate of incorporation of NPA and, a non-binding advisory basis, to approve eight other governance proposals (the “Charter and Governance Proposals”), (4) to elect 11 directors of the SpaceMobile board of directors to serve until the 2021 annual meeting of stockholders, respectively (the “Director Election Proposal”), (5) to approve and adopt the SpaceMobile 2020 Incentive Award Plan (the “Incentive Plan Proposal”), (6) to approve and adopt the SpaceMobile 2020 Employee Stock Purchase Plan (the “ESPP Proposal”) and (7) to approve the adjournment of the Special Meeting to a later date to permit further solicitation and vote of proxies in the event that there are insufficient votes for, the approval of the Business Combination Proposal (the “Adjournment Proposal”) (each as further described in the Proxy Statement). The final results of the voting of each proposal are set forth below.

Proposal 1 – The Business Combination Proposal

The Company’s stockholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
17,857,394	14,186	16,626

Proposal 2 – The Nasdaq Proposal

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
17,848,557	20,371	19,278

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Proposal 3 – The Charter and Governance Proposals

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
17,313,853	549,362	24,991

Proposal 3(a) – Governance Proposal A

The Company’s stockholders approved Proposal 3(a). The votes cast were as follows:

For	Against	Abstain
16,544,050	1,250,279	93,877

Proposal 3(b) – Governance Proposal B

The Company’s stockholders approved Proposal 3(b). The votes cast were as follows:

For	Against	Abstain
17,416,670	449,702	21,834

Proposal 3(c) – Governance Proposal C

The Company’s stockholders approved Proposal 3(c). The votes cast were as follows:

For	Against	Abstain
16,672,431	1,157,319	58,456

Proposal 3(d) – Governance Proposal D

The Company’s stockholders approved Proposal 3(d). The votes cast were as follows:

For	Against	Abstain
17,816,296	28,986	42,924

Proposal 3(e) – Governance Proposal E

The Company’s stockholders approved Proposal 3(e). The votes cast were as follows:

For	Against	Abstain
17,647,184	147,223	93,799

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Proposal 3(f) – Governance Proposal F

The Company’s stockholders approved Proposal 3(f). The votes cast were as follows:

For	Against	Abstain
17,257,865	594,827	35,514

Proposal 3(g) – Governance Proposal G

The Company’s stockholders approved Proposal 3(g). The votes cast were as follows:

For	Against	Abstain
17,177,272	657,026	53,908

Proposal 4 – The Director Election Proposal

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
5,750,000	0	0

Proposal 5 – The Incentive Plan Proposal

The Company’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain
17,715,010	89,882	83,314

Proposal 6 – The ESPP Proposal

The Company’s stockholders approved Proposal 6. The votes cast were as follows:

For	Against	Abstain
17,784,250	42,775	61,181

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As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the Equity Purchase Agreement, are expected to be consummated on or around April 6, 2021. Following the consummation of the Transactions, the common stock and warrants of SpaceMobile are expected to begin trading on the Nasdaq Capital Market under the symbols “ASTS” and “ASTW,” respectively, on April 7, 2021.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to satisfy any conditions to closing in the Equity Purchase Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2021	NEW PROVIDENCE ACQUISITION CORP.

	By:	/s/ James Bradley
	Name:	James Bradley
	Title:	Chief Financial Officer

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